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                                                                   EXHIBIT 23.1



               Consent of Ernst & Young LLP, Independent Auditors

We hereby consent to the incorporation by reference of our report included in this Form 8-K/A, into Advance Paradigm, Inc.'s previously filed Form S-8 Registration Statement File No. 333-75351, Form S-8 Registration Statement File No. 333-34999, Form S-8 Registration Statement File No. 333-83225, Form S-8 Registration Statement File No. 333-95569 and Form S-3 Registration Statement File No. 333-31046.


                                                     /s/ ERNST & YOUNG LLP

Phoenix, Arizona
October 20, 2000